FOURTH  SUPPLEMENTAL  INDENTURE,  effective as of December 31,
2000, to the Indenture, dated as of September 20, 1996, as heretofore amended and supplemented (the "Indenture"), between Commonwealth Industries, Inc.
(formerly Commonwealth Aluminum Corporation), a Delaware corporation (the "Company"), each of the Subsidiary Guarantors (as defined therein) and Harris Trust and Savings Bank, as Trustee (the "Trustee").

                                    RECITALS:

                  The Indenture has heretofore been amended and supplemented by a First Supplemental Indenture, dated as of November 12, 1996, a Second Supplemental Indenture, dated as of October 16, 1998 and a Third Supplemental Indenture dated as of December 31, 1999. Subsequent to the date of the Third Supplemental Indenture and prior to the date hereof, the Company has duly organized Alflex Corporation, a Delaware corporation ("Alflex"), Commonwealth Aluminum Lewisport, LLC, a Delaware limited liability company ("Lewisport"),and Commonwealth Aluminum Metals, LLC, a Delaware limited liability company
("Metals"), as Restricted Subsidiaries, and it is proposed that Alflex, Lewisport and Metals become additional Subsidiary Guarantors, as permitted by
Section 901(7) of the Indenture.

                  Also  subsequent  to  the  date  of  the  Third   Supplemental
Indenture and prior to the date hereof, the former Commonwealth Aluminum Lewisport, Inc. amended its Certificate of Incorporation to change its name to CA Lewisport, Inc., and the former Alflex Corporation amended its Certificate of Incorporation to change its name to CI Holdings, Inc. and the Company, each of the Subsidiary Guarantors and Alflex, Lewisport and Metals have requested the consent of the Trustee to such name changes.

                  The Company, each of the Subsidiary Guarantors and Alflex, Lewisport and Metals have been authorized by Board Resolutions to enter into this supplemental indenture.

                  NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE
WITNESSETH:

                  For and in consideration of the premises, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                                   Definitions

                  For all purposes of this supplemental indenture, unless the context otherwise requires, the terms used herein shall have the same meanings as in the Indenture.



                                   ARTICLE TWO

                              Subsidiary Guarantors

                  Alflex, Lewisport and Metals are hereby subjected to the provisions (including the representations and warranties) of the Indenture as Subsidiary Guarantors, all as contemplated by Section 1303 of the Indenture.


                                  ARTICLE THREE

                           Consent to Changes of Names

                  The Trustee, on behalf of all Holders of the Securities, hereby (i) consents to the change in the name of Commonwealth Aluminum Lewisport, Inc. to CA Lewisport, Inc., and (ii) consents to the change in the name of Alflex Corporation to CI Holdings, Inc.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    COMMONWEALTH INDUSTRIES, INC.
                                    COMMONWEALTH ALUMINUM CORPORATION
                                    COMMONWEALTH ALUMINUM CONCAST, INC.
                                    CA LEWISPORT, INC.
                                    COMMONWEALTH ALUMINUM SALES CORPORATION
                                    CI HOLDINGS, INC.


                                    By:   ______________________________
                                          Mark V. Kaminski
                                          President and Chief Executive Officer



Attest:



By:    ______________________________
       Assistant Secretary




                                    ALFLEX E1 LLC

                                    By:  CI Holdings, Inc.,
                                    as Managing Member



                                    By:   ______________________________
                                          Mark V. Kaminski
                                          President and Chief Executive Officer

Attest:

By:    ______________________________
       Assistant Secretary

                                    ALFLEX CORPORATION


                                    By:   ______________________________
                                          Mark V. Kaminski
                                          President and Chief Executive Officer

Attest:

By:    ______________________________
       Assistant Secretary


                                    COMMONWEALTH ALUMINUM LEWISPORT, LLC


                                    By:   CA Lewisport, Inc.
                                          as Managing Member

                                          By:    ______________________________
                                                 Mark V. Kaminski
                      President and Chief Executive Officer

Attest:

By:    ______________________________
       Assistant Secretary

                                    COMMONWEALTH ALUMINUM METALS, LLC

                                    By:   Commonwealth Aluminum Lewisport, LLC,
                                          its sole Member

                   By: CA Lewisport, Inc., its Managing Member

                      By: ________________________________
                          Mark V. Kaminski
                          President and Chief Executive Officer

Attest:

By:    ______________________________
       Assistant Secretary



                                    HARRIS TRUST AND SAVINGS BANK,
                                    as Trustee



                                    By:          ______________________________
                                    Name: ______________________________
                                    Title:       ______________________________

Attest:



By:    ______________________________
       Secretary

COMMONWEALTH OF KENTUCKY            )
                                                 )     ss.:
COUNTY OF JEFFERSON                              )

                  On the _____ day of January, 2001, before me personally came Mark V. Kaminski, to me known, who, being by me duly sworn, did depose and say that he is President and Chief Executive Officer of each of Commonwealth Industries, Inc., Commonwealth Aluminum Corporation, Commonwealth Aluminum Concast, Inc., CA Lewisport, Inc., Commonwealth Aluminum Sales Corporation and CI Holdings, Inc., corporations described in and which executed the foregoing instrument; that he knows the seal of said corporations; that the seals affixed to said instrument are such corporate seals; that they were so affixed by authority of the Boards of Directors of said corporations, and that he signed his name thereto by like authority.

       My Commission expires: ___________________.


                                               ------------------------------
                                                       Notary Public

COMMONWEALTH OF KENTUCKY            )
                                                 (     SS:
COUNTY OF JEFFERSON                              )

       On the ____ day of January, 2001, before me personally came Mark V. Kaminski, to me known, who, being by me duly sworn, did depose and say that he is President and Chief Executive Officer of CI Holdings, Inc., which is described in and executed the foregoing instrument as the Managing Member of Alflex E1 LLC, a Delaware limited liability company; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.

       My Commission expires:  _______________________.


                                           -----------------------------------
                                                       Notary Public

COMMONWEALTH OF KENTUCKY            )
                                                 )     ss.:
COUNTY OF JEFFERSON                              )

       On the _____ day of January, 2001, before me personally came Mark V. Kaminski, to me known, who, being by me duly sworn, did depose and say that he is President and Chief Executive Officer of CA Lewisport, Inc., a Delaware corporation, which is described in and executed the foregoing instrument as the Managing Member of Commonwealth Aluminum Lewisport, Inc., a Delaware limited liability company; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.

       My Commission expires: ___________________.


                                             ---------------------------------
                                                       Notary Public


COMMONWEALTH OF KENTUCKY            )
                                                 )     ss.:
COUNTY OF JEFFERSON                              )

       On the _____ day of January, 2001, before me personally came Mark V. Kaminski, to me known, who, being by me duly sworn, did depose and say that he is President and Chief Executive Officer of CA Lewisport, Inc., a Delaware corporation; which is described in and executed the foregoing instrument as the Managing Member of Commonwealth Aluminum Lewisport, LLC, a Delaware limited liability company, which is the sole member of Commonwealth Aluminum Metals, LLC, a Delaware limited liability company; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.

       My Commission expires: ___________________.


                                             ---------------------------------
                                                       Notary Public

STATE OF ILLINOIS )
                                    )     ss.:
COUNTY OF COOK    )

       On the ______ day of January, 2001, before me personally came Judith Bartolini, to me know, who, being by me duly sworn, did depose and say that she is a Vice President of Harris Trust and Savings Bank, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

       My Commission expires: _________________.


                                               ------------------------------
                                                       Notary Public




#10139149 v1
12/7/00 3:36 PM